UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

COASTAL BANCSHARES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COASTAL BANCSHARES ACQUISITION CORP.
9821 KATY FREEWAY
SUITE 101
HOUSTON, TEXAS 77024

TO OUR STOCKHOLDERS:

You are cordially invited to attend a special meeting of stockholders of Coastal Bancshares Acquisition Corp. to be held on February 14, 2007. At this meeting, you will be asked to approve the dissolution and Plan of Liquidation of Coastal because Coastal will not consummate a business combination by the time stipulated in its charter. Upon dissolution, Coastal will, pursuant to the Plan of Liquidation, discharge its liabilities, wind up its affairs and distribute to its public shareholders the proceeds of the Company’s IPO trust account.

THIS MEETING IS PARTICULARLY SIGNIFICANT IN THAT STOCKHOLDERS MUST APPROVE THE COMPANY’S DISSOLUTION AND PLAN OF LIQUIDATION FOR COASTAL TO BE AUTHORIZED TO DISTRIBUTE THE IPO TRUST ACCOUNT PROCEEDS TO ITS STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES ARE VOTED AT THIS SPECIAL MEETING.

As you may be aware, Coastal was organized in 2004 to acquire an operating business in the banking industry (a “business combination”). Most of the proceeds of its initial public offering (IPO) ($5.16 per share) were placed in an interest-bearing trust account to be used in connection with a business combination or returned to stockholders, if a business combination were not to have been completed within two years. In furtherance of its corporate purpose, on April 5, 2006, Coastal entered an agreement and plan of merger with Intercontinental Bank Shares Corporation, providing for Coastal’s acquisition of Intercontinental. On October 26, 2006, at a special meeting of Coastal’s stockholders, the stockholders did not approve the agreement and plan of merger with Intercontinental. On October 26, 2006, Coastal’s Board of Directors determined that the Company would be unable to effect a business combination within the two year time frame and to liquidate the Company as provided in its charter.

The Plan of Liquidation included in the enclosed proxy statement provides for the discharge of the Company’s liabilities and the winding up of its affairs, including distribution of amounts in the IPO trust account to current holders of Coastal common shares originally issued in its IPO (Public Shareholders) less the taxes payable by Coastal for federal income and state franchise taxes. Coastal’s pre-IPO stockholders, consisting of its current directors and their affiliates, who purchased an aggregate of 1,000,000 shares prior to the IPO (Private Shareholders), have waived any interest in any such distribution and will not receive any of it.  If the dissolution and Plan of Liquidation is approved, it is currently estimated that each current holder of Public Shares will ultimately receive $5.16 per share (the original principal of the IPO trust account) and approximately $0.31 of accumulated, or $5.47, per Public Share.

Stockholder approval of the Company’s dissolution is required by Delaware law, under which Coastal is organized. Stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws. The affirmative vote of a majority of Coastal’s outstanding common stock will be required to approve the dissolution and Plan of Liquidation. Your Board of Directors has unanimously approved the Company’s dissolution, deems it advisable and recommends you approve the dissolution and Plan of Liquidation. The Private Shareholders have advised the Company that they support the dissolution and will vote for it. The Board intends to approve the Plan of Liquidation, as required by Delaware law, immediately following stockholder approval of the dissolution and Plan of Liquidation.

Coastal currently has net liabilities and obligations that exceed its available cash outside the IPO trust account. Cary M. Grossman and W. Donald Brunson, directors of the Company, have agreed to indemnify the Company for claims to which the Company may become subject as a result of a claim by a vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business to the extent necessary to ensure that the claim does not reduce the amount in the IPO trust account. Messrs. Grossman and Brunson have confirmed to Coastal that they expect to meet these obligations, and they expect to satisfy or otherwise provide for these indemnified liabilities concurrently with the liquidating distributions of the IPO trust account to the Public Shareholders. If they fail to meet their obligations, however, under Delaware law, Public Shareholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company. Since the directors’ obligations are not collateralized or guaranteed, Coastal cannot assure you that the directors will perform their obligations or that stockholders would be able to enforce those obligations.

In addition, Coastal has liabilities that do not constitute claims by a vendor or other person owed money by the Company for services rendered or products sold and so are not covered by the indemnification agreements of Messrs. Grossman and Brunson. These liabilities, which are currently expected to be approximately $237,000, are for federal income taxes and state franchise taxes. These amounts will be deducted from the amount in the IPO trust fund prior to distribution to the Public Shareholders.

Finally, Intercontinental has filed a lawsuit against Coastal, and Messrs. Grossman and Brunson, with respect to a claim for $385,000 as a break-up fee and related expenses in connection with our stockholders not approving the agreement and plan of merger with Intercontinental. In connection with this litigation, the presiding court has entered a temporary injunction order, which restrains Coastal from distributing from the IPO trust account amounts that would leave the balance of such account at less than $600,000. In the event that it is determined that Coastal is liable for all or any portion of the amounts claimed by Intercontinental and, if such claim is an indemnifiable claim of Messrs. Grossman and Brunson and they fail to meet their obligations or, if such claim is not an indemnifiable claim of Messrs. Grossman and Brunson, then the Public Shareholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company.

After careful consideration of all relevant factors, Coastal’s Board of Directors has unanimously determined that the Company’s dissolution is fair to and in the best interests of Coastal and its stockholders, has declared it advisable, and recommends that you vote or give instruction to vote “FOR” the dissolution and Plan of Liquidation.

The Board also recommends that you vote or give instruction to vote “FOR” adoption of the proposal to authorize Coastal’s Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the Company’s dissolution and Plan of Liquidation.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Plan and the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO READ THIS MATERIAL CAREFULLY AND VOTE YOUR SHARES.

I look forward to seeing you at the meeting.

Sincerely,

Cary M. Grossman
Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

COASTAL BANCSHARES ACQUISITION CORP.
9821 KATY FREEWAY
SUITE 101
HOUSTON, TEXAS 77024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 14, 2007

TO THE STOCKHOLDERS OF COASTAL BANCSHARES ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Coastal Bancshares Acquisition Corp., a Delaware corporation, will be held 10:00 a.m. central time, on February 14, 2007, at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, for the sole purpose of considering and voting upon proposals to:

1.	Approve the dissolution of the Company and the proposed Plan of Liquidation in the form of Annex A to the accompanying proxy statement; and

2.
Authorize Coastal’s Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal.

Under Delaware law and Coastal’s bylaws, no other business may be transacted at the meeting.

The Board of Directors has fixed the close of business on January 19, 2007 as the date for determining Coastal stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Coastal common stock on that date are entitled to have their votes counted at the special meeting or any adjournment. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company and at the special meeting.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by presenting a proxy obtained from your brokerage firm or bank. YOUR FAILURE TO VOTE OR INSTRUCT YOUR BROKER OR BANK HOW TO VOTE WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE DISSOLUTION AND PLAN OF LIQUIDATION.

Coastal’s Board of Directors unanimously recommends that you vote “FOR” approval of each proposal.

Dated: January 22, 2007

By Order of the Board of Directors,

Cary M. Grossman
Chairman of the Board and Chief Executive Officer

COASTAL BANCSHARES ACQUISITION CORP.
9821 KATY FREEWAY
SUITE 101
HOUSTON, TEXAS 77024

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 14, 2007

PROXY STATEMENT

A special meeting of stockholders of Coastal Bancshares Acquisition Corporation will be held at 10:00 a.m., central time, on February 14, 2007, at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202. At this important meeting, you will be asked to consider and vote upon proposals to:

3.	Approve the dissolution of the Company and the proposed Plan of Liquidation in the form of Annex A to this proxy statement; and

4.
Authorize Coastal’s Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal.

Under Delaware law and Coastal’s bylaws, no other business may be transacted at the meeting.

This proxy statement contains important information about the meeting and the proposals. Please read it carefully and vote your shares.

The “record date” for the special meeting is January 19, 2007. Record holders of Coastal common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 6,520,000 outstanding shares of Coastal common stock, of which 5,520,000 were issued in the Company’s initial public offering (Public Shares) and 1,000,000 were issued to the Company’s directors and their affiliates before the IPO, and each of which entitles its holder to one vote per proposal at the special meeting. Coastal’s warrants do not have voting rights.

This proxy statement is dated January 22, 2007 and is first being mailed to stockholders on or about February 1, 2007.

CONTENTS

Page No.

SUMMARY OF THE DISSOLUTION AND PLAN OF LIQUIDATION	1

CAUTION REGARDING FORWARD-LOOKING STATEMENTS	2

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PLAN OF LIQUIDATION	4

SELECTED HISTORICAL FINANCIAL INFORMATION	11

GENERAL INFORMATION ABOUT THE SPECIAL MEETING	12

DATE, TIME AND PLACE	12
PURPOSE	12
RECORD DATE; WHO IS ENTITLED TO VOTE	12
QUORUM; VOTE REQUIRED	13
VOTING YOUR SHARES	13
ADJOURNMENT OR POSTPONEMENT	13
QUESTIONS ABOUT VOTING	13
REVOKING YOUR PROXY AND CHANGING YOUR VOTE	14
BROKER NON-VOTES	14
NO DISSENTERS’ RIGHTS	14
SOLICITATION COSTS	14
STOCK OWNERSHIP	15

THE DISSOLUTION AND PLAN OF LIQUIDATION	16

RISK FACTORS TO BE CONSIDERED IN CONNECTION WITH THE COMPANY’S DISSOLUTION AND THE PLAN OF LIQUIDATION.	17
DISSOLUTION UNDER DELAWARE LAW	20

PRINCIPAL PROVISIONS OF THE PLAN	20
CONTINGENCY RESERVE	21
POTENTIAL LIABILITY OF STOCKHOLDERS	22
STOCK CERTIFICATES	22
EXCHANGE ACT REGISTRATION	22
LIQUIDATING TRUSTS	22
SALES OF ASSETS	22
ABSENCE OF APPRAISAL RIGHTS	23
REGULATORY APPROVALS	23
TREATMENT OF WARRANTS	23
PAYMENT OF EXPENSES	23
VOTES REQUIRED AND BOARD RECOMMENDATION	23
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES	23

i

INFORMATION ABOUT COASTAL	26

THE IPO AND TRUST ACCOUNT	26
FACILITIES	26
EMPLOYEES	26
PERIODIC REPORTING AND AUDITED FINANCIAL STATEMENTS	26
LEGAL PROCEEDINGS	27

BENEFICIAL OWNERSHIP OF SECURITIES	28

STOCKHOLDER PROPOSALS	29

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	29

WHERE YOU CAN FIND MORE INFORMATION	29

FINANCIAL STATEMENTS	F-1

ANNEX A	A-1

PROXY	P-1

ii

SUMMARY OF THE DISSOLUTION AND PLAN OF LIQUIDATION

AT THE SPECIAL MEETING, YOU WILL BE ASKED TO APPROVE THE DISSOLUTION AND PLAN OF LIQUIDATION OF THE COMPANY, AS CONTEMPLATED BY ITS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

THE FOLLOWING DESCRIBES BRIEFLY THE MATERIAL TERMS OF THE PROPOSED DISSOLUTION AND PLAN OF LIQUIDATION OF THE COMPANY. THIS INFORMATION IS PROVIDED TO ASSIST STOCKHOLDERS IN REVIEWING THIS PROXY STATEMENT AND CONSIDERING THE PROPOSED DISSOLUTION AND PLAN OF LIQUIDATION, BUT DOES NOT INCLUDE ALL OF THE INFORMATION CONTAINED HEREIN AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND FULLY THE DISSOLUTION AND PLAN OF LIQUIDATION BEING SUBMITTED FOR STOCKHOLDER APPROVAL, YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT, INCLUDING THE ACCOMPANYING COPY OF THE PLAN OF LIQUIDATION ATTACHED AS ANNEX A, IN ITS ENTIRETY.

•  If the dissolution is approved, we will:

•	file a certificate of dissolution with the Delaware Secretary of State;

•	adopt the Plan of Liquidation in or substantially in the form of Annex A to this proxy statement by Board action in compliance with Delaware law;

•
establish a contingency reserve for the satisfaction of any unknown or additional liabilities, which, with respect to indemnifiable claims of Messrs. Grossman and Brunson, shall consist of the indemnification agreements of Cary M. Grossman and W. Donald Brunson, directors of the Company;

•
pay or adequately provide for the payment of our known liabilities, including (i) existing liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and Plan of Liquidation, and (iii) our obligations to the Company’s Public Shareholders in accordance with the Company’s charter; and

•
if there are insufficient assets to satisfy our known and unknown liabilities, provide that all such liabilities shall be paid according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore.

•  We expect to make liquidating distributions to the Company’s Public Shareholders of the proceeds in the IPO trust account, less the taxes payable for federal income and state franchise taxes and amounts required to be retained by Coastal as a result of the Intercontinental litigation, as soon as practicable following the filing of our Certificate of Dissolution with the State of Delaware. It is anticipated that the Company will make an initial liquidating distribution of approximately $29,587,200 or approximately $5.36 per Public Share and that a subsequent liquidating distribution of the remaining funds in the IPO trust account will be made upon the conclusion or settlement of the Intercontinental litigation. The Company and Messrs. Grossman and Brunson are currently negotiating with Coastal’s creditors the satisfaction of its liabilities covered by the indemnification agreements of Messrs. Grossman and Brunson, which they expect to accomplish concurrently with such liquidating distribution. The Company does not have any material assets beyond the IPO trust account, and does not anticipate that any additional distributions to stockholders will be made other than those described in this proxy statement.

•  If the dissolution and Plan of Liquidation is approved, it is currently estimated that each current holder of Public Shares will ultimately receive $5.16 per share (the original principal of the IPO trust account) and approximately $0.31 of accumulated interest, or $5.47, per Public Share.

•  As a result of the Company’s liquidation, for U.S. federal income tax purposes, stockholders will recognize a gain or loss equal to the difference between (i) the amount of cash distributed to them (including distributions to any liquidating trust), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) their tax basis in shares of Company common stock. You should consult your tax advisor as to the tax effects of the Plan of Liquidation and the Company’s dissolution in your particular circumstances.

•  Under Delaware law, stockholders will not have dissenters’ appraisal rights in connection with the dissolution and Plan of Liquidation.

•  Under Delaware law, if we distribute the IPO trust account proceeds to the Public Shareholders, but fail to pay or make adequate provision for our liabilities, and/or if Messrs. Grossman and Brunson do not perform their indemnification obligations which are expected to fund a portion of such amounts, each Coastal stockholder could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company. Messrs. Grossman and Brunson have informed the Company that they intend to honor their indemnification obligations. Since Messrs. Grossman’s and Brunson’s obligations are not collateralized or guaranteed, Coastal cannot assure you that they will perform their obligations, or that stockholders would be able to enforce those obligations.

•  If our stockholders do not vote to approve the Company’s dissolution and Plan of Liquidation, our Board of Directors will explore what, if any, alternatives are available for the future of the Company. The Board believes, however, there are no viable alternatives to the Company’s dissolution and liquidation pursuant to the Plan of Liquidation. The Board has unanimously approved the Company’s dissolution and Plan of Liquidation, deems it advisable and recommends you approve it.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements, including statements concerning our expectations, beliefs, plans, objectives and assumptions about the value of the Company’s net assets, the anticipated liquidation value per share of our common stock, and the timing and amounts of any distributions of liquidation proceeds to stockholders. These statements are often, but not always, made through the use of words or phrases such as “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “intend,” “plan,” “projection” and “would.” The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and includes this statement for purposes of invoking those provisions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or other subjects of such statements, to differ materially from its expectations regarding such matters expressed or implied by those statements. These factors include the risks that we may incur additional liabilities, that the amount required for the settlement of our liabilities could be higher than expected, and that we may not meet the anticipated timing for the dissolution and liquidation, as well as the other factors set forth under the caption “The Dissolution and Plan of Liquidation - Risk Factors to be Considered in Connection with the Company’s Dissolution and the Plan of Liquidation” and elsewhere in this proxy statement. All of such factors could reduce the amount available for, or affect the timing of, distribution to our stockholders, and could cause other actual outcomes to differ materially from those expressed in any forward-looking statements made in this proxy statement. You should therefore not place undue reliance on any such forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements contained in this proxy statement are reasonable, it cannot guarantee future events or results. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

QUESTIONS AND ANSWERS ABOUT THE
SPECIAL MEETING AND THE PLAN OF LIQUIDATION

THESE QUESTIONS AND ANSWERS ARE ONLY SUMMARIES OF
THE MATTERS THEY DISCUSS.
PLEASE READ THIS ENTIRE PROXY STATEMENT.

Q.	WHAT IS BEING VOTED ON?	A.	You are being asked to vote upon proposals to:

			1.	Approve the dissolution of the Company and the proposed Plan of Liquidation in the form of Annex A to this proxy statement; and

2.
Authorize Coastal’s Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal.

Under Delaware law and Coastal’s bylaws, no other business may be transacted at the meeting.

Q.	WHY IS COASTAL PROPOSING
DISSOLUTION AND
	LIQUIDATION?	A.
Coastal was organized in 2004 to acquire an operating business in the banking industry (a “business combination”). Most of the proceeds of its IPO ($5.16 per unit) were placed in an interest-bearing trust account (IPO trust account) to be used in connection with a business combination or returned to stockholders, if a business combination were not to have been completed within two years. In furtherance of its corporate purpose, on April 5, 2006, Coastal entered into an agreement and plan of merger with Intercontinental. On October 26, 2006, at a special meeting of Coastal’s stockholders, the stockholders did not approve the agreement and plan of merger with Intercontinental. On October 26, 2006, Coastal’s Board of Directors determined that the Company would be unable to effect a business combination within the two year time frame and to liquidate the Company as provided in its charter.

The Plan of Liquidation provides for the initial distribution to current holders of Coastal common shares originally issued in its IPO of the principal and accumulated interest in the IPO trust account, less the taxes payable by Coastal for federal income and state franchise taxes and amounts required to be retained by Coastal as a result of the Intercontinental litigation. The liabilities for federal and state taxes are not covered by Messrs. Grossman’s and Brunson’s indemnification agreements, however, amounts, if any, from the Intercontinental litigation that ultimately reduce the amounts in the IPO trust account are covered by Messrs. Grossman's and Burnson's indemnification agreements. Coastal’s pre-IPO stockholders, consisting of our current directors and their affiliates (Private Shareholders), have waived any interest in any such distribution and will not receive any of it. Stockholder approval of the Company’s dissolution is required by Delaware law, under which Coastal is organized. Stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws.

The affirmative vote of a majority of Coastal’s outstanding common stock will be required to approve the dissolution and Plan of Liquidation. Your Board of Directors has unanimously approved the Company’s dissolution, deems it advisable and recommends you approve the dissolution and Plan of Liquidation. The Board intends to approve the Plan of Liquidation, as required by Delaware law, immediately following stockholder approval of the dissolution and Plan of Liquidation.

Q.	HOW DO THE COASTAL
INSIDERS INTEND TO VOTE
	THEIR SHARES?	A.
The Private Shareholders who purchased an aggregate of 1,000,000 shares prior to the IPO representing 15.3% of the outstanding shares of common stock entitled to vote, have advised the Company that they intend to vote for the dissolution and Plan of Liquidation and for the adjournment proposal.

Q.	WHAT VOTE IS REQUIRED TO
	ADOPT THE PROPOSALS?	A.
Approval of the Company’s dissolution and Plan of Liquidation will require the affirmative vote of holders of a majority of Coastal’s outstanding common stock entitled to vote on the record date. Approval of adjournment proposal requires the affirmative vote of holders of a majority of Coastal’s common stock voting on the proposal.

Q.	WHY SHOULD I VOTE FOR THE
DISSOLUTION AND PLAN OF
	LIQUIDATION?	A.
The Plan of Liquidation provides for the distribution to current holders of Coastal common shares originally issued in its IPO of the principal and accumulated interest of the IPO trust account, less the taxes payable by Coastal for federal income and state franchise taxes. It is anticipated that the Company will make an initial liquidating distribution of approximately $29,587,200 or approximately $5.36 per Public Share and that a subsequent liquidating distribution of the remaining funds in the IPO trust account will be made upon the conclusion or settlement of the Intercontinental litigation. Stockholder approval of the Company’s dissolution is required by Delaware law, under which Coastal is organized, and stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws. If the dissolution and Plan of Liquidation is not approved, Coastal will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds held in the IPO trust account to holders of Public Shares.

Q.	HOW MUCH DO I GET IF THE
THE DISSOLUTION AND
PLAN OF LIQUIDATION IS
	APPROVED?	A.
If the dissolution and Plan of Liquidation is approved, it is currently estimated that each current holder of Public Shares will ultimately receive $5.16 per share (the original principal of the IPO trust account) and approximately $0.31 of accumulated interest, or $5.47, per Public Share. The IPO trust account contained approximately $30.4 million, or approximately $5.51 per Public Share, as of December 31, 2006.

Q.	WHAT IF I DON’T WANT
TO VOTE FOR THE
DISSOLUTION AND PLAN OF
	LIQUIDATION?	A.
If you do not want the dissolution and Plan of Liquidation to be approved, you must abstain, not vote, or vote against it. You should be aware, however, that if the dissolution and Plan of Liquidation is not approved, Coastal will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds held in the IPO trust account to holders of Public Shares.

Whether or not you vote against it, if the dissolution and Plan of Liquidation is approved, all Public Shareholders will be entitled to share in the liquidation of the IPO trust account.

Q.	WHAT HAPPENS IF THE
DISSOLUTION AND
LIQUIDATION ISN’T
	APPROVED?	A.
If the dissolution and Plan of Liquidation is not approved, Coastal will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds held in the IPO trust account to holders of Public Shares. If sufficient votes to approve the dissolution and Plan of Liquidation are not available at the meeting, or if a quorum is not present in person or by proxy, the Company’s Board of Directors may seek to adjourn or postpone the meeting to continue to seek such approval.

Q.	IF THE DISSOLUTION AND
LIQUIDATION IS APPROVED,
	WHAT HAPPENS NEXT?	A.	We will:

			•	file a certificate of dissolution with the Delaware Secretary of State;

			•	adopt the Plan of Liquidation in or substantially in the form of Annex A to this proxy statement by Board action in compliance with Delaware law;

•
establish a contingency reserve for the satisfaction of any unknown or additional liabilities, which, with respect to indemnifiable claims of Messrs. Grossman and Brunson, shall consist of the indemnification agreements of Cary M. Grossman and W. Donald Brunson, directors of the Company;

•
pay or adequately provide for the payment of our known liabilities, including (i) existing liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and Plan of Liquidation, and (iii) our obligations to the Company’s Public Shareholders in accordance with the Company’s charter; and

•
if there are insufficient assets to satisfy our known and unknown liabilities, provide that all such liabilities shall be paid according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore.

Q.	IF I AM NOT GOING TO
ATTEND THE SPECIAL
MEETING IN PERSON,
SHOULD I RETURN MY
	PROXY CARD INSTEAD?	A.
Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return it in the enclosed envelope as soon as possible, so that your shares may be represented at the special meeting.

Q.	WHAT WILL HAPPEN IF I
ABSTAIN FROM VOTING
	OR FAIL TO VOTE?	A.	Abstaining or failing to vote will have the same effect as a vote against the proposed dissolution and Plan of Liquidation.

Q.	HOW DO I CHANGE MY
	VOTE?	A.
Deliver a later-dated, signed proxy card to Coastal’s secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Coastal’s counsel at Jenkens & Gilchrist, PC, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, Attn: Gregory J. Schmitt.

Q.	IF MY SHARES ARE HELD IN
“STREET NAME,” WILL MY
BROKER AUTOMATICALLY
	VOTE THEM FOR ME?	A.	No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	CAN I STILL SELL MY SHARES?	A.
Yes, you may sell your shares at this time. If you sell shares before, or purchase shares after, the record date for the special meeting, you will not be entitled to vote those shares at the special meeting. Delaware law restricts transfers of our Common Stock after dissolving, which we expect will occur upon approval of the Company’s dissolution by stockholders at the special meeting. Thereafter and until trading on the OTC Bulletin Board is halted through termination of registration, we believe that any trades of the Company’s shares will be tracked and marked with a due bill by the Depository Trust Company.

Q.	WHO CAN HELP ANSWER MY
	QUESTIONS?	A.
If you have questions, you may write or call Coastal Bancshares Acquisition Corp., 9821 Katy Freeway, Suite 101, Houston, Texas 77024, (713) 722-7808, Attn: Cary M. Grossman or call Karen Smith, President of Advantage Proxy, our proxy solicitor, at (206) 870-8565.

SELECTED HISTORICAL FINANCIAL INFORMATION

We are providing the following financial information to assist you in your analysis of the financial aspects of the liquidation. We derived the historical information from the audited financial statements of Coastal as of December 31, 2004 and 2005, and for the period since inception (May 19, 2004) to December 31, 2004 and 2005 and for the year ended December 31, 2005. The financial information as of September 30, 2006 and for the nine months ended September 30, 2005 and 2006 was derived from our unaudited financial statements. The information is only a summary and should be read in conjunction with the Company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Coastal.

			September 30, 2006

	December 31,
		2005
Balance Sheet Data:	2004	(Restated)

Cash and cash equivalents	$21,711	$925,643	$10,439
Cash held in trust account	-	29,269,727	30,278,179
Warrant liability	-	4,747,200	2,097,600
Working capital (deficiency)	(40,986)	25,249,250	26,119,674
Total assets	85,243	30,215,000	30,294,919
Common stock subject to possible redemption	-	5,851,018	6,052,608
Stockholders' equity	22,546	19,398,232	22,301,930

	Year Ended December 31,	Period From May 19, 2004 (inception) through December 31,		Nine Months Ended September 30,
	(Restated)		(Restated)	(Restated)
Statement of Operations Data:	2005	2004	2005	2005		2006

Formation and operating costs	$507,960	$2,454	$510,414	$377,084		$420,106

Operating income (loss)	(507,960)	(2,454)	(510,414)	(377,084)	#	(420,106)
Interest income	805,425	-	805,425	552,453		1,015,390
Warrant liability income	2,428,800	-	2,428,800	552,000		2,649,600

Pre-tax income (loss)	2,726,265	(2,454)	2,723,811	727,369	#	3,244,884
Provision for income taxes	123,000	-	123,000	66,000		233,102

Net income (loss)	$2,603,265	$(2,454)	$2,600,811	$661,369		$3,011,782

Weighted average shares outstanding:
Basic	5,794,082	650,442	4,680,000	5,549,451		6,520,000
Diluted	15,382,247	650,442	11,671,263	14,648,352		17,560,000

Earnings (loss) per share:
Basic	$0.45	$-	$0.56	$0.12		$0.46
Diluted	$0.01	$-	$0.01	$0.01		$0.02

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Coastal is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed dissolution and Plan of Liquidation of the Company. This proxy statement provides you with information you need to know to vote or instruct your vote to be cast at the special meeting.

DATE, TIME AND PLACE. We will hold the special meeting at 10:00 a.m., central time, on February 14, 2007, at the offices of Jenkens & Gilchrist, PC, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, to vote on the proposals to approve the Company’s dissolution and Plan of Liquidation and the proposal to adjourn or postpone the meeting if necessary to solicit additional proxies.

PURPOSE. At the special meeting, holders of Coastal common stock will be asked to approve the Company’s dissolution and Plan of Liquidation and the proposal to authorize Company management to adjourn or postpone the meeting to solicit additional proxies.

Coastal’s Board of Directors has determined that the proposed dissolution and Plan of Liquidation is fair to and in the best interests of Coastal and its stockholders, approved and declared it advisable, and recommends that Coastal stockholders vote “FOR” it.

The Board of Directors also recommends that you vote or give instruction to vote “FOR” adoption of the proposal to permit Coastal’s Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve any of the foregoing proposals.

The special meeting has been called only to consider approval of the proposed dissolution and Plan of Liquidation and management authority to adjourn or postpone the meeting if necessary to solicit additional proxies. Under Delaware law and Coastal’s bylaws, no other business may be transacted at the special meeting.

RECORD DATE; WHO IS ENTITLED TO VOTE. The “record date” for the special meeting is January 19, 2007. Record holders of Coastal common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 6,520,000 outstanding shares of Coastal common stock, of which 5,520,000 were originally issued in the Company’s IPO (Public Shares) and 1,000,000 are held by our initial stockholders who acquired them prior to the IPO (Public Shares). Each common share entitles its holder to one vote per proposal at the special meeting. Coastal’s warrants do not have voting rights.

The Private Shareholders have advised the Company that they will vote in favor of the Plan of Liquidation.

During the ten-day period before the special meeting, Coastal will keep a list of holders of record entitled to vote at the special meeting available for inspection during normal business hours at its offices in Houston, Texas for any purpose germane to the special meeting. The list of stockholders will also be provided and kept at the location of the special meeting for the duration of the special meeting, and may be inspected by any stockholder who is present.

QUORUM; VOTE REQUIRED. A majority of the shares of outstanding common stock of the Company, present in person or by proxy, will be required to constitute a quorum for the transaction of business at the special meeting, other than adjournment to seek a quorum. Approval of the Company’s dissolution and Plan of Liquidation will require the affirmative vote of holders of a majority of Coastal’s outstanding common stock. Approval of the proposal for discretionary authority to adjourn or postpone the special meeting to solicit additional proxies will require the affirmative vote of holders of a majority of Coastal’s common stock voting on the proposal.

ABSTAINING FROM VOTING OR NOT VOTING, EITHER IN PERSON OR BY PROXY OR BY VOTING INSTRUCTION, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE DISSOLUTION AND LIQUIDATION PROPOSAL.

VOTING YOUR SHARES. Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

There are three ways to vote your shares at the special meeting:

•  By signing and returning the enclosed proxy card. If you vote by proxy card, your “proxies,” whose names are listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Coastal Board “FOR” approval of the dissolution and Plan of Liquidation and the proposal to authorize management to adjourn or postpone the meeting to solicit additional proxies.

•  By telephone or on the Internet. You can vote this way by following the telephone or Internet voting instructions that are included with your proxy card. If you do, you should not return the proxy card.

•  You can attend the special meeting and vote in person. We will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or another nominee, you must present a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

ADJOURNMENT OR POSTPONEMENT. If Proposal Two is approved at the special meeting, Coastal may adjourn or postpone the special meeting if necessary to solicit further proxies. In addition, Coastal may adjourn or postpone the special meeting as set forth in Coastal’s amended and restated certificate of incorporation or bylaws or as otherwise permitted by law.

QUESTIONS ABOUT VOTING. If you have any questions about how to vote or direct a vote in respect of your Coastal common stock, you may call Cary M. Grossman, our Chairman of the Board and Chief Executive Officer, at (713) 722-7808 or Karen Smith, President of Advantage Proxy, our proxy solicitor, at (206) 870-8565. You may also want to consult your financial and other advisors about the vote.

REVOKING YOUR PROXY AND CHANGING YOUR VOTE. If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•  Delivering another proxy card with a later date;

•  Notifying Jenkens & Gilchrist, PC, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, Attn: Gregory J. Schmitt, in writing before the special meeting that you have revoked your proxy; or

•  Attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote. If an executed proxy card is returned by a broker or bank holding shares that indicates that the broker or bank does not have discretionary authority to vote on the proposals, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted on the proposals. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

BROKER NON-VOTES. If your broker holds your shares in its name and you do not give the broker voting instructions, National Association of Securities Dealers, Inc. (NASD) rules prohibit your broker from voting your shares on the dissolution and Plan of Liquidation proposal and the proposal to adjourn or postpone the special meeting to solicit additional proxies. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the dissolution and Plan of Liquidation proposal. Abstentions or broker non-votes will not be counted as votes for or against the proposal to authorize management to adjourn or postpone the special meeting, as the vote required to approve this discretionary authority is a majority of the shares present in person or by proxy and entitled to vote.

NO DISSENTERS’ RIGHTS. Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal in connection with the Company’s dissolution and Plan of Liquidation.

SOLICITATION COSTS.

Coastal is soliciting proxies on behalf of the Coastal Board of Directors. This solicitation is being made by mail but also may be made in person or by telephone or other electronic means. Coastal and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means. These persons will not be paid for doing this.

We have hired Advantage Proxy to assist in the proxy solicitation process. We will pay Advantage Proxy a fee of approximately $1,000.

Coastal will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Coastal will reimburse them for their reasonable expenses.

STOCK OWNERSHIP. Information concerning the holdings of certain Coastal stockholders is set forth under “Beneficial Ownership of Securities.”

  THE DISSOLUTION AND PLAN OF LIQUIDATION

The Board of Directors is proposing the Company’s dissolution and Plan of Liquidation for approval by our stockholders at the special meeting. The Board has unanimously approved the Company’s dissolution, declared it advisable and directed that it be submitted for stockholder action at the meeting. The Board has also approved the Plan of Liquidation and directed that it be submitted for stockholder action, and, as required by Delaware law, intends to re-approve it immediately following stockholder approval of the dissolution and Plan of Liquidation and the filing of a Certificate of Dissolution with the Delaware Secretary of State. A copy of the Plan is attached as Annex A to this proxy statement.

After approval of the Company’s dissolution, we anticipate that our activities will be limited to actions we deem necessary or appropriate to accomplish, inter alia, the following:

•  filing a Certificate of Dissolution with the Secretary of State of Delaware and, thereafter, remaining in existence as a non-operating entity for three years;

•  adopting a Plan of Liquidation in or substantially in the form of Annex A to this proxy statement by Board action in compliance with Delaware law;

•  establishing a contingency reserve for the satisfaction of any unknown or additional liabilities, which, with respect to indemnifiable claims of Messrs. Grossman and Brunson, shall consist of the indemnification agreements of Cary M. Grossman and W. Donald Brunson, directors of the Company;

•  paying or adequately providing for the payment of our known liabilities, including (i) existing liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and Plan of Liquidation, and (iii) our obligations to the Company’s Public Shareholders in accordance with the Company’s charter;

•  if there are insufficient assets to satisfy our known and unknown liabilities, paying all such liabilities according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore;

•  winding up our remaining business activities;

•  complying with U.S. Securities and Exchange Commission filing requirements, for so long as we are required to do so; and

•  making tax and other regulatory filings.

Following dissolution, although they do not expect to do so, our directors may, at any time, engage third parties to complete the liquidation pursuant to the Plan of Liquidation. In addition, although it does not anticipate that it will be necessary to do so since we do not have any material assets outside the IPO trust account, the Board will be authorized to establish a liquidating trust to complete the Company’s liquidation.

At December 31, 2006, we had approximately $500.00 in cash outside the IPO trust account and approximately $30.4 million in the IPO trust account. We had total liabilities of approximately $537,000. We expect to pay the Company’s liabilities in full or, in some cases, in a reduced amount agreed to by the relevant creditor(s) pursuant to negotiations currently in progress. In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with the Company’s dissolution and Plan of Liquidation. All cash for the payment of the foregoing, beyond any assets of the Company outside the IPO trust account, will be provided by Messrs. Grossman and Brunson or pursuant to arrangements they procure at no cost to the Company pursuant to their indemnification obligations. Finally, Intercontinental has filed a lawsuit against Coastal with respect to a claim for $385,000 as a break-up fee and related expenses in connection with our stockholders not approving the agreement and plan of merger with Intercontinental. In connection with this litigation, the presiding court has entered a temporary injunction order, which restrains Coastal from distributing from the IPO trust account amounts that would leave the balance of such account at less than $600,000. We believe we have identified all of the Company’s liabilities.

The indemnification obligations of Messrs. Grossman and Brunson provide that they will indemnify the Company for liabilities to which the Company becomes subject as a result of a claim by any “vendor or other person” who is owed money by the Company for “services rendered or products sold,” or by “any target business,” but only to the extent necessary to ensure that such liabilities do not reduce the amount in the IPO trust fund. The Company has liabilities of approximately $237,000 for federal income taxes and state franchise taxes which are not liabilities for services rendered or products sold. These amounts will be deducted from amounts in the IPO trust account prior to distributions to the Public Stockholders. In addition, in connection with the Intercontinental litigation, the presiding court has entered a temporary injunction order which restrains Coastal from distributing from the IPO trust account amounts that would leave the balance of the account at less than $600,000. This amount will be withheld from the initial distribution to the Public Stockholders. Although the Company is not aware of any other liabilities that will not be covered by the indemnification of Messrs. Grossman and Brunson, no assurance can be made that such liabilities will not arise in the future. If such liabilities were to arise in the future, under Delaware law, Public Stockholders who receive distributions from the Company pursuant to the Plan of Liquidation could be liable for their pro rata share of such liabilities, but not in excess of the amounts distributed to them.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE DISSOLUTION AND PLAN OF LIQUIDATION OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” IT.

RISK FACTORS TO BE CONSIDERED IN CONNECTION WITH THE COMPANY’S DISSOLUTION AND THE PLAN OF LIQUIDATION.

There are a number of factors that our stockholders should consider when deciding whether to vote to approve the Company’s dissolution and Plan of Liquidation, including the following:

WE MAY NOT MEET THE ANTICIPATED TIMING FOR THE DISSOLUTION AND LIQUIDATION.

Promptly following the meeting, if our stockholders approve the Company’s dissolution and Plan of Liquidation, we intend to file a Certificate of Dissolution with the Secretary of State of Delaware and wind up our business promptly thereafter. We expect that the Company will make the liquidation distributions of the IPO trust account proceeds, net of taxes, to its stockholders as soon as practicable following the filing of our Certificate of Dissolution with the State of Delaware after approval of the dissolution by the stockholders. We do not expect that there will be any additional Company assets remaining for distribution to stockholders after payment, provision for payment or compromise of its liabilities and obligations. There are a number of factors that could delay our anticipated timetable, including the following:

•  delays in the payment, or arrangement for payment or compromise, of remaining Company liabilities or obligations;

•  lawsuits or other claims asserted against us, including the Intercontinental litigation; and

•  unanticipated legal, regulatory or administrative requirements.

WE MAY NOT BE ABLE TO SETTLE ALL OF OUR OBLIGATIONS TO CREDITORS.

We have current and may have future obligations to creditors. The Plan of Liquidation takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of the winding up process, we are attempting to settle those obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amounts we have estimated. If we are unable to reach agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Messrs. Grossman and Brunson have agreed to indemnify the Company for claims by vendors and other persons for claims for services rendered or products sold, or by any target business, to the extent necessary to ensure the claims do not reduce the amounts in the IPO trust fund. Messrs. Grossman and Brunson have advised the Company that they intend to honor their indemnification obligations under the indemnification agreements. However, they do not intend to provide funds to the Company to pay claims not required to be paid by them under the indemnification agreements. These would include claims for federal and state taxes, and other claims which are not for services rendered or products sold, or which are not claims made by target companies, or claims that do not reduce the amounts in the IPO trust fund.

Messrs. Grossman and Brunson have agreed to indemnify the Company for claims by vendors or other persons for services rendered or products sold, or by any target businesses, to the extent necessary to ensure the claim does not reduce amounts in the IPO trust account. If they do not perform those obligations, or if we incur liabilities such as taxes, penalties or litigation awards or settlements, which are not for services rendered or products sold and are not by a target business or liabilities that do not reduce amounts in the IPO trust account, such creditors may seek to recover such claims from the Company’s stockholders within three years of the Company’s dissolution.

 THE INTERCONTINENTAL LITIGATION MAY DELAY OUR LIQUIDATION AND/OR REDUCE WHAT IS ULTIMATELY DISTRIBUTED TO OUR PUBLIC STOCKHOLDERS.

Intercontinental has filed a lawsuit against Coastal and Messrs. Grossman and Brunson with respect to a claim for $385,000 as a break-up fee and related expenses in connection with our shareholders failure to approve the merger with Intercontinental. In connection with this litigation, the presiding court has entered a temporary injunction order, which restrains Coastal from distributing from the IPO trust account amounts that would leave the balance of such account at less than $600,000. In the event that it is determined that Coastal is liable for all or any portion of the amounts claimed by Intercontinental and, if such claim is an indemnifiable claim of Messrs. Grossman and Brunson and they fail to meet their obligations or, if such claim is not an indemnifiable claim of Messrs. Grossman and Brunson, then the Public Shareholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company.

In addition, Messrs Grossman and Brunson have agreed to indemnify us for, any amounts that we may owe to Intercontinental. However, the indemnification obligation of Messrs. Grossman and Brunson cover only amounts necessary to ensure that there is no reduction in the IPO trust fund. Since Intercontinental has agreed not to make a claim against the amounts in the IPO trust fund, Messrs Grossman and Brunson believe that they have no obligations to Intercontinental under their indemnification agreements.

IF OUR RESERVES FOR PAYMENTS TO CREDITORS ARE INADEQUATE, EACH STOCKHOLDER MAY BE LIABLE TO OUR CREDITORS FOR A PRO RATA PORTION OF THEIR CLAIMS UP TO THE AMOUNT DISTRIBUTED TO SUCH STOCKHOLDER BY US.

Pursuant to Delaware law, we will continue to exist for three years after the dissolution becomes effective for completion of our winding up. If we fail to provide adequately for all our liabilities, each of our stockholders could be liable for payment to our creditors of the stockholder’s pro rata portion of such creditors’ claims up to the amount distributed to such stockholder in the liquidation.

CLAIMS MAY BE MADE AGAINST THE IPO TRUST ACCOUNT, RESULTING IN ITS IMPAIRMENT OR IN DELAY IN DISTRIBUTING IT TO PUBLIC SHAREHOLDERS.

The Company currently has little available funds outside the IPO trust account, and must make arrangements with vendors and service providers in reliance on the existing indemnification obligations of Messrs. Grossman and Brunson. Pursuant to their indemnification obligations, Messrs. Grossman and Brunson are required to indemnify Coastal for claims by vendors and service providers for products sold or services rendered to the extent they reduce amounts in the IPO trust account. Coastal’s creditors may seek to satisfy their claims from funds in the IPO trust account if Messrs. Grossman and Brunson do not perform their indemnification obligations. This could reduce a stockholder’s distribution from the IPO trust account, or delay stockholder distributions. We believe we have identified all of the Company’s liabilities, and do not expect the foregoing to occur; however, in the event that it is determined that Coastal is liable for all or any portion of the amounts claimed by Intercontinental and, if such claim is an indemnifiable claim of Messrs. Grossman and Brunson and they fail to meet their obligations or, if such claim is not an indemnifiable claim of Messrs. Grossman and Brunson, then the Public Shareholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company.

RECORDATION OF TRANSFERS OF OUR COMMON STOCK ON OUR STOCK TRANSFER BOOKS WILL BE RESTRICTED AS OF THE DATE FIXED BY THE BOARD FOR FILING THE CERTIFICATE OF DISSOLUTION, AND THEREAFTER IT GENERALLY WILL NOT BE POSSIBLE FOR STOCKHOLDERS TO CHANGE RECORD OWNERSHIP OF OUR STOCK.

After dissolution, Delaware law will prohibit transfers of record of our common stock except by will, intestate succession or operation of law. We believe, however, that after dissolution any trades of shares of our common stock held in “street” name will be tracked and marked with a due bill by the Depository Trust Company.

OUR BOARD OF DIRECTORS MAY DELAY IMPLEMENTATION OF THE PLAN OF LIQUIDATION, EVEN IF DISSOLUTION IS APPROVED BY OUR STOCKHOLDERS.

Even if the Company’s dissolution is approved by our stockholders, our Board of Directors has reserved the right, in its discretion, to delay implementation of the Plan, if it determines that doing so is in the best interests of the Company and its stockholders. The Board is, however, unaware of any circumstances under which it would do so.

  DISSOLUTION UNDER DELAWARE LAW

Section 275 of the Delaware General Corporation Law (DGCL) provides that a corporation may dissolve upon a majority vote of the board of directors of the corporation followed by a favorable vote of holders of a majority of the outstanding stock entitled to vote. Following such approval, the dissolution is effected by filing a certificate of dissolution with the State of Delaware. Once a corporation is dissolved, its existence is automatically continued for a term of three years, but solely for the purpose of winding up its business. The process of winding up includes:

•  prosecution and defense of any lawsuits;

•  settling and closing of any business;

•  disposition and conveyance of any property;

•  discharge of any liabilities; and

•  distribution of any remaining assets to the stockholders of the corporation.

PRINCIPAL PROVISIONS OF THE PLAN

GENERAL. We will distribute pro rata to our Public Shareholders all of the proceeds of the IPO trust account less approximately $237,000 that will be used to pay federal income taxes and state franchise taxes, which we anticipate will be the only amounts available for distribution to stockholders. Liquidation is expected to commence as soon as practicable after approval of the Company’s dissolution and Plan of Liquidation by stockholders at the special meeting. We do not anticipate that we will solicit any further votes of our stockholders with respect to the Plan. It is anticipated that the Company will make an initial liquidating distribution of approximately $29,587,200 or approximately $5.36 per Public Share and that a subsequent liquidating distribution of the remaining funds in the IPO trust account will be made upon the conclusion or settlement of the Intercontinental litigation.

We will also pay or provide for our known liabilities in accordance with negotiations between Messrs. Grossman and Brunson and our creditors. Since we do not know of any other Company liabilities or any facts suggesting that any other Company liabilities may exist or arise, other than as set forth in this proxy statement, we intend to establish a contingency reserve, consisting of the indemnification obligations of Messrs. Grossman and Brunson provided to Coastal at the time of its IPO, which the Board expects will be sufficient to satisfy actual and potential liabilities. As this contingency reserve will be funded by Messrs. Brunson and Grossman pursuant to their indemnification obligations as and when needed to discharge Company liabilities and obligations, we do not believe there will be any net balance of the contingency reserve, after payment, provision for or discharge of all of our liabilities, for distribution to our stockholders. In the event that it is determined that Coastal is liable for all or any portion of the amounts claimed by Intercontinental and, if such claim is an indemnifiable claim of Messrs. Grossman and Brunson and they fail to meet their obligations or, if such claim is not an indemnifiable claim of Messrs. Grossman and Brunson, then the Public Shareholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation, up to their pro rata shares of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company.

We will discontinue recording transfers of shares of our common stock on the date of the Company’s dissolution. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books, except by will, intestate succession or operation of law. After that date, we will not issue any new stock certificates, except in connection with such transfers or as replacement certificates.

OUR CONDUCT FOLLOWING APPROVAL OF THE DISSOLUTION AND ADOPTION OF THE PLAN OF LIQUIDATION.

Our directors and officers will not receive any compensation for the duties that each performs in connection with the Company’s dissolution or Plan of Liquidation. Following approval of the Company’s dissolution by our stockholders at the special meeting, our activities will be limited to adopting the Plan, winding up our affairs, taking such actions as we believe may be necessary, appropriate or desirable to preserve the value of our assets, and distributing our assets in accordance with the Plan.

We will indemnify our officers, directors and agents in accordance with our amended and restated certificate of incorporation and bylaws for actions taken in connection with winding up our affairs; however, given our minimal assets we may not be able to provide meaningful indemnification to such persons. The Board and the trustees of any liquidating trust may obtain and maintain such insurance as they believe may be appropriate to cover our indemnification obligations under the Plan. We do not intend to continue to maintain directors’ and officers’ liability insurance.

CONTINGENCY RESERVE. We generally are required, in connection with the Company’s dissolution, to provide for payment of our liabilities. We intend to pay or provide for payment of all our known liabilities promptly after approval of the Plan of Liquidation, and to set aside a contingency reserve, consisting in part of the indemnification obligations of Messrs. Grossman and Brunson, that we believe will be adequate to satisfy all of our liabilities. If it is not, either because the liability is not covered by the indemnification obligation of Messrs. Grossman and Brunson or because they default on the obligation, a creditor could bring a claim against one or more of our stockholders for each such stockholder’s pro rata portion of the claim, up to the total amount distributed by us to that stockholder pursuant to the Plan of Liquidation. Once we have established a contingency reserve, we would distribute to stockholders any portion thereof that our Board deems no longer to be required, although because of the nature of our limited assets and liabilities, and Messrs. Grossman’s and Brunson’s indemnification obligations which are expected to fund them, we do not expect that any such distributions will be made.

POTENTIAL LIABILITY OF STOCKHOLDERS. Under the Delaware General Corporation Law, in the event we fail to create adequate reserves for liabilities, or should such reserve be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each stockholder could be held liable for amounts due creditors to the extent of amounts that such stockholder received from us and from any liquidating trust under the Plan of Liquidation. Each stockholder’s exposure to liability is limited to his, her or its pro rata portion of the amounts due each creditor. In addition, a creditor could seek an injunction to prevent us from making distributions under the Plan, which could delay and/or diminish distributions to stockholders.

STOCK CERTIFICATES. Stockholders should not forward their stock certificates before receiving instructions to do so. After such instructions are sent, stockholders of record must surrender their stock certificates to receive distributions, pending which their shares of the IPO trust account may be held in trust, without interest and subject to escheat laws. If a stock certificate has been lost, stolen or destroyed, the holder may be required to furnish us with satisfactory evidence of the loss, theft or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

EXCHANGE ACT REGISTRATION. Our Common Stock trades in the over-the-counter market and is listed for quotation under the trading symbol “CBAS” on the OTC Bulletin Board (www.otcbb.com). After dissolution, because we will discontinue recording transfers of our common stock and in view of the significant costs involved in compliance with reporting requirements and other laws and regulations applicable to public companies, the Board may apply to terminate the Company’s registration and reporting requirements under the Securities Exchange Act of 1934, as amended. If registration is terminated, trading in the common stock on the OTC Bulletin Board would terminate.

LIQUIDATING TRUSTS. Although the Board does not believe it will be necessary, we may transfer any of our remaining assets to one or more liquidating trusts, the purpose of which would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders. Any liquidating trust would be evidenced by a trust agreement between Coastal and the person(s) the Board chooses as trustee(s).

SALES OF ASSETS. The Plan gives the Board the authority to sell all of our remaining assets, although the Company’s assets outside the IPO trust account are immaterial. Any such sale proceeds may be reduced by transaction expenses, and may be less for a particular asset than if we were not in liquidation.

ABSENCE OF APPRAISAL RIGHTS. Stockholders are not entitled to appraisal rights in connection with the Company’s dissolution and Plan of Liquidation.

REGULATORY APPROVALS. We do not believe that any material United States federal or state regulatory requirements must be met or approvals obtained in connection with the Company’s dissolution or the Plan.

TREATMENT OF WARRANTS. There will be no distribution from the IPO trust account with respect to Coastal’s warrants.

PAYMENT OF EXPENSES. In the discretion of our Board of Directors, we may pay brokerage, agency, professional and other fees and expenses to any person in connection the implementation of the Plan.

VOTES REQUIRED AND BOARD RECOMMENDATION

Approval of the Company’s dissolution and Plan of Liquidation requires the affirmative vote of a majority of the total number of votes entitled to be cast by all shares outstanding on the record date. The holders of common stock will vote on the matter of the approval of the Company’s dissolution and Plan of Liquidation, with each holder entitled to one vote per share on the matter.

The Company’s Board of Directors believes that the Company’s dissolution and Plan of Liquidation is in the best interests of our stockholders. The Board has unanimously approved the dissolution and unanimously recommends that our stockholders vote “FOR” the dissolution and Plan of Liquidation. Our directors, executive officers and their affiliates, who hold, as of the Record Date, an aggregate of 1,000,000 outstanding shares of our common stock, have indicated that they will vote “FOR” the dissolution and Plan of Liquidation. See “Beneficial Ownership of Securities.”

Shares represented by proxy cards received in time for the meeting that are properly signed, dated and returned without specifying choices will be voted “FOR” this proposal.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan to the Company and to current holders of our common stock and warrants originally issued in our IPO, who are “United States persons,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) and who hold such shares and warrants as “capital assets,” as defined in the Code. The discussion does not purport to be a complete analysis of all of the potential tax effects of the Plan. Tax considerations applicable to a particular stockholder or warrant holder will depend on that stockholder’s or warrant holder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of stockholders or warrant holders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares or warrants through such entities.

The discussion is based upon the Code, U.S. Department of the Treasury regulations, rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that we will liquidate substantially in accordance with the Plan.

We can give no assurance that the tax treatment described herein will remain unchanged. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences or facts prove not to be as anticipated and described herein, the result could be increased taxation at the stockholder or warrant holder level.

STOCKHOLDERS AND WARRANT HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH THE PLAN AND OUR DISSOLUTION, INCLUDING TAX REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

CONSEQUENCES TO THE COMPANY

The Company may recognize gain or loss on the sale or other taxable disposition of any of its assets pursuant to its liquidation to the extent of the difference between the amount realized on such sale (or the fair market value of the asset) and its tax basis in such asset.

CONSEQUENCES TO STOCKHOLDERS

GAIN OR LOSS ON LIQUIDATION

Amounts received by stockholders pursuant to the liquidation will be treated as full payment in exchange for their shares of our common stock. As a result of our liquidation, a stockholder generally will recognize gain or loss equal to the difference between (i) the amount of cash distributed to such stockholder (including distributions to any liquidating trust), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the shares of our common stock.

A stockholder’s gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates or for different prices. Each liquidation distribution will be allocated proportionately to each share of stock owned by a stockholder, and will be applied first to recover a stockholder’s tax basis with respect to such share of stock. Gain will be recognized in connection with a liquidation distribution allocated to a share of stock only to the extent that the aggregate value of all liquidation distributions received by a stockholder with respect to that share exceeds such stockholder’s tax basis for that share. Any loss generally will be recognized only when a stockholder receives our final distribution to stockholders, and then only if the aggregate value of the liquidation distributions with respect to a share of stock is less than the stockholder’s tax basis for that share. Any payments by a stockholder in satisfaction of any Company contingent liability not covered by our contingency reserve generally would produce a loss in the year paid. Gain or loss recognized by a stockholder in connection with our liquidation generally will be capital gain or loss, and will be long-term capital gain or loss if the share has been held for more than one year, and short term capital gain or loss if the share has not been held for more than one year. Long term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short term capital gain. The deductibility of capital losses is subject to various limitations.

LIQUIDATING TRUSTS

If we transfer assets to a liquidating trust for the benefit of the stockholders, we intend to structure any such liquidating trust as a grantor trust of the stockholders, so that stockholders will be treated for U.S. federal income tax purposes as first having constructively received their pro rata share of the property transferred to the trust and then having contributed such property to the trust. In the event that one or more liquidating trusts are formed, the stockholders generally will receive notice of the transfer(s). The amount of the deemed distribution to the stockholders generally will be reduced by the amount of any known liabilities assumed by the liquidating trust or to which the transferred property is subject. A liquidating trust qualifying as a grantor trust is itself not subject to U.S. federal income tax. Our former stockholders, as owners of the liquidating trust, would be required to take into account for U.S. federal income tax purposes their respective allocable portions of any future income, gain, or loss recognized by such liquidating trust, whether or not they have received any actual distributions from the liquidating trust with which to pay any tax on such tax items. Stockholders would receive annual statements from the liquidating trust reporting their respective allocable shares of the various tax items of the trust.

BACK-UP WITHHOLDING

Unless a stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the liquidation. The back-up withholding tax is currently imposed at a rate of 28%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the stockholder’s U.S. federal income tax liability.

CONSEQUENCES TO WARRANT HOLDERS

Since no distributions will be made to warrant holders pursuant to the Plan, a holder of our warrants should recognize a capital loss equal to such warrant holder’s tax basis in the warrant in the tax year in which such warrant becomes worthless (or expires).

INFORMATION ABOUT COASTAL

Coastal was formed on May 19, 2004, to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business having primary operations in the banking industry. To date, Coastal’s efforts have been limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

THE IPO AND TRUST ACCOUNT. On February 18, 2005, Coastal consummated its IPO of 5,520,000 units with each unit consisting of one share of Coastal common stock and two warrants, each to purchase one share of Coastal common stock at an exercise price of $5.00 per share. The IPO generated gross proceeds of $33,120,000. After payment of underwriting discounts and expenses, total net proceeds were approximately $29,900,000, of which $28,483,200 was placed in the IPO trust account and invested in government securities. The remaining proceeds have been used by Coastal in its pursuit of a business combination. The IPO trust account is not to be released until the earlier of the consummation of a business combination or liquidation of Coastal, although, as noted elsewhere in this proxy statement, claims might be made against the Company by creditors who might seek to have such claims satisfied from the IPO trust account. The IPO trust account contained approximately $30.4 million as of December 31, 2006.

Because Coastal will not consummate a business combination by the time stipulated in its charter, its Board has proposed to dissolve the Company as contemplated by its amended and restated certificate of incorporation and IPO prospectus and distribute to holders of Public Shares, in proportion to their respective equity interests, sums in the IPO trust account, less amounts payable by Coastal for federal income and state franchise taxes. Coastal’s Private Shareholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them prior to the IPO. There will be no distribution from the IPO trust account with respect to Coastal’s warrants.

FACILITIES. Coastal maintains executive offices at 9821 Katy Freeway, Suite 101, Houston, Texas 77024, pursuant to an agreement with Coastal Acquisitions, LLC. We pay Coastal Acquisitions, LLC a monthly fee of $7,500 for general and administrative services including office space, utilities and secretarial support and consulting services.

EMPLOYEES. Cary M. Grossman, W. Donald Brunson and Scott Clingan are Coastal’s only executive officers. They are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to Coastal’s affairs. Coastal has no full-time employees.

PERIODIC REPORTING AND AUDITED FINANCIAL STATEMENTS. Coastal has registered its securities under the Securities and Exchange Act of 1934, as amended, and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Coastal’s annual reports contain financial statements audited and reported on by Coastal’s independent accountants.

LEGAL PROCEEDINGS. On December 7, 2006, Intercontinental Bank Shares Corporation ("Intercontinental") filed a petition in the 73rd Judicial District Court, Bexar County, Texas against Coastal claiming that Coastal breached its obligations under that certain Agreement and Plan of Merger, dated April 5, 2006, by and between Intercontinental and Coastal, by failing to fulfill its obligations to, amongst other items, pay a termination fee to Intercontinental pursuant to the terms of the merger agreement. On December 7, 2006, the court granted a motion for a temporary restraining order against Coastal restraining Coastal from liquidating and distributing the proceeds of the funds currently held in the IPO trust account in amounts that would leave a balance of funds of less than $400,000. On December 15, 2006, Intercontinental amended its complaint to add Messrs. Grossman and Brunson as defendants. The court entered a temporary injunction order on December 20, 2006, increasing the amount that Coastal is restrained from liquidating and distributing from $400,000 to $600,000. This represents approximately $0.11 per share held by our Public Stockholders.

BENEFICIAL OWNERSHIP OF SECURITIES

As of January 8, 2007, current and former members of Coastal’s Board of Directors, all of whom became stockholders prior to its IPO, beneficially owned and were entitled to vote 1,000,000 shares, or approximately 15.3%, of its outstanding common stock, with an aggregate market value of $5,344,000 based on its price of $5.34 per share as of January 8, 2007. Such shares are held in escrow, and the holders have waived any interest in any distribution of the IPO trust account. The following table sets forth information regarding the beneficial ownership of our common stock as of January 8, 2007, by each person known by us to be the owner of more than 5% of our outstanding shares of common stock; each of our officers and directors; and all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Cary M. Grossman(2)(3)	282,500	4.3%
Coastal Acquisition, LLC (4)	300,000	4.6%
W. Donald Brunson	242,500	3.7%
Scott Clingan	85,000	1.3%
Lawrence Fisher	40,000	*
Jeffrey P. Sangalis	50,000	*
All directors and executive officers as a group (5 individuals)	1,000,000	15.3%
Sapling, LLC(5)	356,623	5.5%
Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew M. Weiss, PH.D.(6)	901,880	13.8%

——————
*
less than 1%.

(1) Unless otherwise indicated, the business address of each of the following is 9821 Katy Freeway, Suite 101, Houston, Texas 77024.
(2) Mr. Grossman’s shares are held by Grossman Family Limited Partnership, of which Mr. Grossman is a general partner.
(3) The shares do not include 300,000 shares held by Coastal Acquisition, LLC, of which Mr. Grossman is the sole manager and has sole voting and disposition power.

(4) Mr. Grossman, the sole manager of Coastal Acquisition, LLC, has sole voting and disposition power with respect to such shares.
(5) The business address for Sapling, LLC is 535 Fifth Ave., 31st Floor, New York, New York 10003.
(6) The business address for Weiss Management, LLC, Weiss Capital, LLC and Dr. Andrew Weiss is 29 Commonwealth Avenue, 10th Floor, Boston, Massachusetts 02116.

All of the shares of our outstanding common stock owned by our directors and our initial stockholders, have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until the earlier of February 14, 2008 or our liquidation.

During the escrow period, the holders of these shares will not be able to sell their securities, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. None of our initial stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to our initial public offering.

STOCKHOLDER PROPOSALS

Whether or not the dissolution is approved, Coastal does not expect to have an annual meeting of stockholders after the special meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission, Coastal and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Coastal’s annual report to stockholders and proxy statement. Upon written or oral request, Coastal will deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that Coastal deliver single copies of such documents in the future. Stockholders may notify Coastal of their requests by calling or writing us at our principal executive offices at 9821 Katy Freeway, Suite 101, Houston, Texas 77024.

WHERE YOU CAN FIND MORE INFORMATION

Coastal files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Coastal with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.

Coastal files its reports, proxy statements and other information electronically with the SEC. You may access information on Coastal at the SEC web site containing reports, proxy and information statements and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this document.

If you would like such information or additional copies of this proxy statement, or if you have questions about the Plan, you should contact:

Mr. Cary M. Grossman Coastal Bancshares Acquisition Corp. 9821 Katy Freeway, Suite 101 Houston, Texas 77024 (713) 722-7808

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is February 7, 2007.

INDEX TO FINANCIAL STATEMENTS
COASTAL BANCSHARES ACQUISITION CORP.
(A Corporation in the Development Stage)

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheets as of December 31, 2004 and December 31, 2005	F-3
Statements of Operations for the year ended December 31, 2005, for the period from May 19, 2004 (inception) to December 31, 2004 and for the period from May 19, 2004 (inception) to December 31, 2005	F-4
Statements of Stockholders’ Equity for the period from May 19, 2004 (inception) to December 31, 2004 and for the year ended December 31, 2005	F-5
Statements of Cash Flows for the years ended December 31, 2005, the period from May 19, 2004 (inception) to December 31, 2004 and the period from May 19, 2004 (inception) to December 31, 2005	F-6
Notes to Financial Statements	F-7
Condensed Balance Sheets as of December 31, 2005 and September 30, 2006 (unaudited)	F-14
Unaudited Condensed Statements of Operations for the three and nine months ended September 30, 2005 and 2006 and for the period from May 19, 2004 (inception) to September 30, 2006	F-15
Unaudited Condensed Statements of Cash Flows for the three and nine months ended September 30, 2005 and 2006 and for the period from May 19, 2004 (inception) to September 30, 2006	F-16
Notes to Condensed Financial Statements	F-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
COASTAL BANCSHARES ACQUISITION CORP.
We have audited the accompanying balance sheets of Coastal Bancshares Acquisition Corp. (a corporation in the development stage) as of December 31, 2004 and 2005 and the related statements of operations, stockholders’ equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coastal Bancshares Acquisition Corp. as of December 31, 2004 and 2005 and the results of its operations and changes in its stockholders’ equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004 and for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the financial statements, the Company has restated the accompanying financial statements to reflect the warrants outstanding in connection with the Company's initial public offering as a liability.

Hein & Associates LLP
Houston, Texas
January 31, 2006 (except for paragraphs 6, 7 and 8 of Note 1 to which the date is June 19, 2006)

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
BALANCE SHEETS

	December 31,
ASSETS	(Restated) 2005	2004

Current assets:
Cash and cash equivalents	$925,643	$21,711
Trust Fund	29,269,727	—
Prepaid expenses Trust Fund	19,630	—
Total current assets	30,215,000	21,711

Deferred offering costs	—	63,532
Total Assets	$30,215,000	$85,243

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$95,550	$7,697
Note payable, stockholder	—	55,000
Federal income tax payable	123,000	—
Warrant liability	4,747,200	—
Total Liabilities	4,965,750	62,697

Common stock subject to stockholders’ right to conversion; 1,103,448 shares at conversion value	5,851,018	—

Commitment – Note 7

Stockholders’ Equity:
Preferred stock, $0.01 par value Authorized 5,000,000 shares; none issued	—	—
Common stock, $0.01 par value Authorized 50,000,000 shares
Issued and outstanding: 1,000,000 shares in 2004, 6,520,000 in 2005 (including the 1,103,448 shares subject to possible conversion)	54,166	10,000
Additional paid-in capital	16,836,761	15,000
Deferred compensation	(93,506)	—
Earnings (Deficit) accumulated during the development stage	2,600,811	(2,454)
Total Stockholders’ Equity	19,398,232	22,546
Total Liabilities and Stockholders’ Equity	$30,215,000	$85,243

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
STATEMENTS OF OPERATIONS

	Year Ended December 31, 2005 (Restated)	Period from May 19, 2004 (inception) to December 31,
		2004	2005 (Restated)

Reduction in warrant liability	$2,428,800	$—	$2,428,800
Formation and operating costs	(507,960)	(2,454)	(510,414)

Operating income (loss)	1,920,840	(2,454)	1,918,386
Interest income:
Received and accrued	750,028	—	750,028
Market value adjustment	55,397	—	55,397
Total interest income	805,425	—	805,425

Pre-tax income (loss)	2,726,265	(2,454)	2,723,811
Provision for income taxes	123,000	—	123,000

Net income (loss)	$2,603,265	$(2,454)	$2,600,811

Weighted average shares outstanding (basic and diluted):
Basic	5,794,082	650,442	4,680,000
Diluted	15,382,247	650,442	11,671,263

Net income (loss) per share
Basic	$0.45	$0.00	$0.56
Diluted	$0.01	$0.00	$0.01

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
STATEMENTS OF STOCKHOLDERS’ EQUITY
(RESTATED AS TO 2005)

	Common Stock		Additional Paid-in Capital	Deferred Compensation	Earnings (Deficit) Accumulated During Development Stage	Total Stockholders’ Equity
	Shares	Amount

Common shares issued August 6, 2004 at $0.025 per share	1,000,000	$10,000	$15,000	$—	$—	$25,000
Net loss	—	—	—	—	(2,454)	(2,454)

Balance at December 31, 2004	1,000,000	10,000	15,000	—	(2,454)	22,546

Proceeds of initial public offering, net	5,520,000	55,200	29,638,745	—	—	29,693,945
Reduction of stockholders’ equity related to 1,103,448 shares of common stock subject to possible conversion	—	(11,034)	(5,682,758)	—	—	(5,693,792)
Reduction in stockholders’ equity related to warrant liability	(7,176,000)	(7,176,000)
Increase in value of common stock subject to possible conversion	—	—	(157,226)	—	—	(157,226)
Deferred compensation	—	—	199,000	(199,000)	—	—
Amortization of deferred compensation	—	—	—	105,494	—	105,494
Net income	—	—	—	—	2,603,265	2,603,265

Balance at December 31, 2005	6,520,000	$54,166	$16,836,761	$(93,506)	$2,600,811	$19,398,232

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
STATEMENTS OF CASH FLOWS

	Year Ended December 31,	Period from May 19, 2004 (inception) to December 31,
	2005 (Restated)	2004	2005 (Restated)

CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$2,603,265	$(2,454)	$2,600,811
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Increase in market value of treasury bill	(55,397)	—	(55,397)
Amortization of deferred compensation	105,494	—	105,494
Common stock granted as compensation	(199,000)	—	(199,000)
Decrease in warrant liability	(2,428,800)		(2,428,800)
Changes in operating assets and liabilities:
Purchases of treasury bill in trust account	(29,214,330)	—	(29,214,330)
Increase in prepaid expenses	(19,630)	—	(19,630)
Increase in accounts payable and accrued expenses	87,853	7,697	95,550
Increase in income taxes payable	123,000	—	123,000
Net cash used by operating activities	(28,997,545)	5,243	(28,992,302)

CASH FLOW FROM INVESTING ACTIVITIES	—	—	—
Net cash used in investing activities	—	—	—

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from private sale of common stock		25,000	25,000
Gross proceeds from public offering	33,120,000	—	33,120,000
Costs of public offering	(3,163,523)	—	(3,227,055)
Proceeds from stockholder loan	20,000	55,000	75,000
Repayment of stockholder loan	(75,000)	—	(75,000)
Deferred costs of public offering	—	(63,532)	—
Net cash provided by financing activities	29,901,477	16,468	29,917,945

NET INCREASE IN CASH	903,932	21,711	925,643
CASH AT BEGINNING OF PERIOD	21,711	—	—
CASH AT END OF PERIOD	$925,643	$21,711	$925,643

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
1. Organization, Business Operations
Coastal Bancshares Acquisition Corp. (the “Company”) was incorporated in Delaware on May 19, 2004 as a blank check company whose objective is to acquire or merge with an operating commercial bank or bank holding company. The Company’s initial stockholders’ purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on August 6, 2004.
The registration for the Company’s initial public offering (“Offering”) of 4,800,000 units was declared effective on February 14, 2005. The Company consummated the Offering on February 18, 2005. The underwriters also exercised their over-allotment option to purchase an additional 720,000 units on February 18, 2005. The Company received proceeds, net of the underwriters’ discount and estimated offering expenses of approximately $29.9 million. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating commercial bank or bank holding company (“Business Combination”). There is no assurance that the Company will be able to successfully affect a Business Combination. An amount equal to $28 ,483,200 was placed in an interest bearing trust account (“Trust Fund”) until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.
The Company has signed a definitive agreement for the merger with a target business (See Note 11) and will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to the Business Combination. The Business Combination will not be completed unless more than 50% of the Public Stockholders vote in favor of the transaction. After consummation of the Company’s first Business Combination, these voting safeguards no longer apply.
With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per-share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.
The Company’s Certificate of Incorporation provides for the mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering as described in Note 3).
Reclassification
The Company has previously reported the purchase of treasury bills in its trust account as an investing activity. This amounts has been reclassified in the presentation of prior periods to conform to the current presentation.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
1. ORGANIZATION, BUSINESS OPERATIONS – continued
Restatement
Under EITF No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the Units have been reported as a liability. The warrant agreement provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, registration of the common stock underlying the warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation will continue to be reported as a liability until such time as the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability in the accompanying balance sheets was determined using the trading value of the warrants. The value assigned to the warrant liability at February 14 and 18, 2005 (the dates of issuance), March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005 was $7,176,000, $8,721,600, $5,299,200, $6,624,000, and $4,747,200, respectively. The fair value of the warrants was determined by the trading value of the securities on the last day of each period.
Amounts reported as warrant liability income in the accompanying statement of operations resulting from the change in valuation of the warrant liability was $0 and $2,428,800 for 2004 and 2005, respectively.
The Company had previously issued financial statements which did not present the warrant liability. The accompanying 2005 financial statements have been restated to correct this error. The impact of the correction of this error in previously reported financial statements is as follows:

(in thousands except share and per share amounts)	As of and for the Three Months Ended
	March 31, 2005		June 30, 2005		September 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,762	$29,762	$29,872	$29,872	$30,044	$30,044
Liabilities	$36	$8,758	$71	$5,370	$149	$6,773
Common stock subject to conversion	$5,709	$5,709	$5,752	$5,752	$5,802	$5,802
Stockholders’ equity	$24,016	$15,295	$24,049	$18,750	$24,094	$17,470
Warranty liability income (expense)	$—	$(1,546)	$—	$3,422	$—	$(1,325)
Pre-tax income (loss)	$13	$(1,533)	$81	$3,503	$81	$(1,243)
Provision for income taxes	$3	$3	$40	$40	$23	$23
Net income (loss)	$9	$(1,536)	$41	$3,463	$59	$(1,266)

Weighted average shares:
Basic	3,576,000	3,576,000	6,520,000	6,520,000	6,520,000	6,520,000
Diluted	3,576,000	3,576,000	6,520,000	17,560,000	6,520,000	6,520,000

Earnings (loss) per share
Basic	$—	$(0.43)	$0.01	$0.53	$0.01	$(0.19)
Diluted	$—	$(0.43)	$0.01	$—	$0.01	$(0.19)

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
1. Organization, Business Operations – (continued)

(in thousands except share and per share amounts)	As of and for the Six Months Ended June 30, 2005		As of and for the Nine Months Ended September 30, 2005		As of and for the Year Ended December 31, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,872	$29,872	$30,044	$30,044	$30,215	$30,215
Liabilities	$71	$5,370	$149	$6,773	$219	$4,966
Common stock subject to conversion	$5,752	$5,752	$5,802	$5,802	$5,851	$5,851
Stockholders’ equity	$24,049	$18,750	$24,094	$17,470	$24,145	$19,398
Warranty liability income	$—	$1,877	$—	$552	$—	$2,429
Pre-tax income	$94	$1,971	$175	$727	$297	$2,726
Provision for income taxes	$43	$43	$66	$66	$123	$123
Net income	$51	$1,928	$109	$661	$174	$2,603

Weighted average shares:
Basic	5,056,133	5,056,133	5,549,451	5,549,451	5,794,082	5,794,082
Diluted	5,056,133	13,168,398	5,549,451	14,648,352	5,794,082	15,382,247

Earnings per share
Basic	$0.01	$0.38	$0.02	$0.12	$0.03	$0.45
Diluted	$0.01	$—	$0.02	$0.01	$0.03	$0.01
2. Summary of Significant Accounting Policies
Basis of Presentation
The financial statements include the accounts of the Company. The Company has not commenced operations effective December 31, 2005. All activity through December 31, 2005, is related to the Company’s formation and preparation of the Offering. The Company has selected December 31 as its fiscal year end.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.
Cash Equivalents
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company’s policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
2. Summary of Significant Accounting Policies – (continued)
Income Taxes
The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.
Warrant Liability
The Company has outstanding warrants, which provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), registration of the common stock underlying the Company’s warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation related to the warrants will continue to be reported as a liability until such time that the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability is determined using the trading value of the warrants.
Earnings per Common Share
Basic earnings per share (“EPS”) is computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants. The Company’s outstanding warrants had a dilutive share impact of – and 9,588,165 for the years ended December 31, 2004 and 2005, respectively, and 6,991,263 for the period since inception through December 31, 2005.
Recently Issued Accounting Standards
On December 16, 2004, FASB issued Statement No. 123R (revised 2004), “Share-Based Payment,” (FAS 123R) that addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for either equity instruments of the company or liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. FAS 123R eliminates the ability to account for share-based compensation transactions using the intrinsic method and requires that such transactions be accounted for using a fair-value-based method and recognized as expense in the consolidated statement of operations. The effective date of FAS 123R is for interim and annual periods beginning after December 15, 2005. The provisions of FAS 123R do not have an impact on the Company’s results of operations at the present time.
In May 2005, the FASB issued Statement of Financial Accounting Standards No.154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements – an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
2. Summary of Significant Accounting Policies – (continued)
one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the provisions of SFAS 154 to have a significant impact on its results of operations.
In July 2005, the FASB published an Exposure Draft of a proposed Interpretation, “Accounting for Uncertain Tax Positions.” The Exposure Draft seeks to reduce the significant diversity in practice associated with recognition and measurement in the accounting for income taxes. It would apply to all tax positions accounted for in accordance with SFAS 109, “Accounting for Income Taxes.” The Exposure Draft requires that a tax position meet a “probable recognition threshold” for the benefit of the uncertain tax position to be recognized in the financial statements. This threshold is to be met assuming that the tax authorities will examine the uncertain tax position. The Exposure Draft contains guidance with respect to the measurement of the benefit that is recognized for an uncertain tax position, when that benefit should be recognized, and other matters. This proposed Interpretation would clarify the accounting for unc ertain tax positions in accordance with SFAS 109. The FASB staff is considering the comment letters that have been received and is determining the plan for deliberations. The Board expects to issue a final Interpretation, which would include amendments to SFAS 109, in the first quarter of 2006. The Company is currently evaluating the impact this proposed Interpretation would have on its results of operations.
3. Public Offering
On February 18, 2005, the Company sold 4,800,000 units (“Units”) in a public offering, which included granting the underwriters’ an over-allotment option to purchase up to an additional 720,000 Units. On February 18, 2005, the underwriters exercised the entire amount of the option. Each Unit consisted of one share of the Company’s common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or February 13, 2006, and expiring February 13, 2010. The Warrants are redeemable by the Company at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days with in a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters’ to purchase 325,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that exercise price of the Warrants included in these units will be $6.65 per share.
4. Treasury Securities
Treasury securities are classified as trading securities and are carried at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings.
5. Deferred Compensation
On April 7, 2005, the Company made a restricted stock grant of 40,000 shares to a director. The shares are subject to forfeiture in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (February 14, 2005), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. The grant was recorded based on the closing price of the Company’s common stock on the date of the grant and is being amortized as compensation expense over the period from the date of the grant through the date that is 18 months (August 13, 2006) after consummation of the Offering. The Company selected 18 months as an amortization period because it believes that this is the earliest date that vesting could occur.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
6. Income Taxes
The difference between incomes taxes computed at statutory rates and the Company's provisions is as follows:

	Year Ended December 31, 2005	Period from May 19, 2004 (inception) to December 31,
		2004	2005

Pre-tax income (loss)	$2,726,265	$(2,454)	$2,723,811

Income tax (benefit) computed at statutory rates	926,900	(800)	926,100
Permanent difference related to warrant liability income	(825,800)	—	(825,800)
Effect of timing difference related to deductibility of:
Net-operating loss carryforward	(800)	800	—
Deferred compensation	35,900	—	35,900
Other	(13,200)	—	(13,200)

	$123,000	$—	$123,000

	As of December 31,
Deferred tax assets:	2004	2005
Effect of net operating loss carry-forward	$834	$—
Effect of deferred compensation		35,900
Less reserve	(834)	(35,900)
Total	$—	$—
7. Commitment
The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering and continuing until the later of the consummation of the first Business Combination or liquidation of the Company.
8. Note Payable
Coastal Acquisition, LLC, a stockholder and an affiliate of Mr. Grossman and Mr. Brunson, entered into a non-interest bearing revolving credit agreement with the Company in the amount of $75,000. Advances under the credit facility amounted to $55,000 at December 31, 2004. The loan was repaid on February 18, 2005 out of the net proceeds of the Offering.
9. Common Stock
At December 31, 2004 and 2005, 50,000,000 shares of $0.01 par value common stock were authorized. At December 31, 2004 and 2005, 1,000,000 and 6,520,000, respectively, of shares were outstanding. Of the common stock outstanding, 1,103,448 shares are subject to the right by shareholders’ to convert their shares into cash. The conversion amount per shares is determined by dividing the balance in the trust account on the date when the right of conversion occurs by 5,520,000 shares. As of December 31, 2005, the conversion amount would have been $5.30 per share.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the Period Ended December 31, 2005
10. Preferred Stock
The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
11. Proposed Business Combination
On April 5, 2006, the Company and its wholly-owned subsidiary Coastal Merger Corp., a Texas corporation (“Merger Sub”), entered into a definitive Agreement and Plan of Merger with Intercontinental Bank Shares Corporation, a Texas corporation (“Intercontinental”), pursuant to which Merger Sub will merge with and into Intercontinental in a cash-for-stock transaction (the “Merger”). At the effective time of the Merger, Intercontinental will be the surviving corporation and become a wholly-owned subsidiary of Coastal. Intercontinental is the parent company of Intercontinental National Bank, based in San Antonio, Texas (the “Bank”).
At the effective time and as a result of the Merger, the holders of Intercontinental common stock will receive approximately $16.8 million in cash in exchange for their shares, subject to adjustment based on certain conditions. Consummation of the Merger is subject to the approval of the Company’s shareholders and certain other conditions, including that the Merger cannot be consummated if holders of 20% or more of the Company’s common stock vote against the merger and demand that their shares of common stock of the Company be converted to cash.

COASTAL BANCSHARES ACQUISITION CORP.
(A Corporation in the Development Stage)
CONDENSED BALANCE SHEETS

	December 31, 2005 (restated)	September 30, 2006

ASSETS
Current Assets
Cash and cash equivalents	$925,643	$10,439
Trust fund	29,269,727	30,278,179
Prepaid expenses	19,630	6,301
Total current assets	30,215,000	30,294,919
Deferred acquisition costs	-	771,318
	$30,215,000	$31,066,237

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts payable and accrued expenses	$95,550	$330,099
Note payable to affiliate	-	50,000
Warrant liability	4,747,200	2,097,600
Federal income tax payable	123,000	234,000
Total liabilities	4,965,750	2,711,699

Common stock subject to stockholders’ right to conversion; 1,103,448 shares at conversion value	5,851,018	6,052,608

Commitments - Note 7

Stockholders’ equity:
Preferred stock, $0.01 par value; 5,000,000 shares authorized	-	-
Common stock, $0.01 par value; 50,000,000 shares authorized; 6,520,000 outstanding (including the 1,103,448 shares subject to possible conversion)	54,166	54,166
Additional paid-in capital	16,836,761	16,635,171
Deferred compensation	(93,506)	-
Earnings accumulated during the development stage	2,600,811	5,612,593
	19,398,232	22,301,930
	$30,215,000	$31,066,237

COASTAL BANCSHARES ACQUISITION CORP.
(A Corporation in the Development Stage)
CONDENSED UNAUDITED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,		Period from Inception (May 19, 2004) Ended September 30, 2006
	(Restated) 2005	2006	(Restated) 2005	2006

Formation and operating costs	$173,283	$126,430	$377,084	$420,106	$930,519

Operating loss	(173,283)	(126,430)	(377,084)	(420,106)	(930,519)

Interest income:
Received and accrued	409,040	815,328	417,022	822,037	1,627,461
Market value adjustment	(154,422)	(445,397)	135,431	193,353	193,353
	254,618	369,931	552,453	1,015,390	1,820,814

Warrant liability income (expense)	(1,325,000)	1,435,200	552,000	2,649,600	5,078,400

Pre-tax income (loss)	(1,243,665)	1,678,701	727,369	3,244,884	5,968,695
Provision for income taxes	22,616	90,000	66,000	233,102	356,102

Net income (loss)	$(1,266,281)	$1,588,701	$661,369	$3,011,782	$5,612,593

Weighted average shares outstanding:
Basic	6,520,000	6,520,000	5,549,451	6,520,000	4,763,056
Diluted	17,560,000	17,560,000	14,648,352	17,560,000	12,289,167

Earnings (loss) per share:
Basic	$(0.19)	$0.24	$0.12	$0.46	$1.18
Diluted	$(0.19)	$0.01	$0.01	$0.02	$0.04

See accompanying notes to condensed financial statements.

COASTAL BANCSHARES ACQUISITION CORP.
(A Corporation in the Development Stage)
CONDENSED UNAUDITED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,		Period from Inception (May 19, 2004) Ended September 30, 2006
	(Restated) 2005	2006
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$661,369	$3,011,782	$5,612,593
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Increase in market value of treasury bill	(135,431)	(193,353)	(193,353)
Amortization of deferred compensation	69,530	93,506	199,000
Decrease in warrant liability	(552,000)	(2,649,600)	(5,078,400)
Changes in operating assets and liabilities:
Purchases of treasury bill in trust account	(28,886,958)	(815,099)	(30,084,826)
(Increase) decrease in prepaid expenses	(51,255)	13,329	(6,301)
(Increase (decrease) in accounts payable and accrued expenses	75,140	38,094	133,644
Increase in income taxes payable	66,000	111,000	234,000
Net cash used in operating activities	(28,753,605)	(390,341)	(29,183,643)

CASH FLOW FROM INVESTING ACTIVITIES	-	-	-
Net cash used in investing activities	-	-	-

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from private sale of common stock	25,000	-	25,000
Gross proceeds from public offering	33,120,000	-	33,120,000
Costs of public offering	(3,387,523)	-	(3,227,055)
Common stock granted as compensation		-	(199,000)
Deferred acquisition costs, net		(574,863)	(574,863)
Proceeds from stockholder loan	20,000	50,000	125,000
Repayment of stockholder loan	(75,000)	-	(75,000)
Net cash provided by (used in) financing activities	29,702,477	(524,863)	29,194,082

NET INCREASE (DECREASE) IN CASH	948,872	(915,204)	10,439
CASH AT BEGINNING OF PERIOD	21,711	925,643	-
CASH AT END OF PERIOD	$970,583	$10,439	$10,439

Supplemental disclosure of cash flow information:
Income taxes paid	$-	$122,102	$122,102
Supplemental disclosure of non-cash financing activities:
Deferred acquisition costs included in accounts payable	$-	$196,455	$196,455

See accompanying notes to condensed financial statements.

COASTAL BANCSHARES ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO CONDENSED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The financial statements included herein as of December 31, 2005 and September 30, 2006, and for the three and nine-month periods ended September 30, 2005 and 2006, and the period since inception (May 19, 2004) through September 30, 2006, have been prepared by Coastal Bancshares Acquisition Corp. (the “Company”) without audit pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”). Accordingly, these statements reflect all adjustments (consisting only of normal recurring entries), which are, in the opinion of the Company, necessary for a fair presentation of the financial results for the interim periods. Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full fiscal year. These financial statements should be read in conjunction with the financial statements that were included in the Company’s Annual Report on Form 10-KSB and Form 10-KSB/A for the year ended December 31, 2005. The Company had no operating activity for the period from inception on May 19, 2004 through August 5, 2005.

Restatement

Under EITF No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the Units have been reported as a liability. The warrant agreement provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, registration of the common stock underlying the warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation will continue to be reported as a liability until such time as the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability in the accompanying balance sheets was determined using the trading value of the warrants. The fair value of the warrants was determined by the trading value of the securities on the last day of each period.

The Company had previously issued financial statements which did not present the warrant liability. The accompanying financial statements have been restated to correct this error. The impact of the correction of this error in previously reported financial statements is as follows:

(in thousands except per share amounts)

	As of and for the Three Months Ended September 30, 2005		As of and for the Nine Months Ended September 30, 2005		As of and for the Year Ended December 31, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Assets	$30,044	$30,044	$30,044	$30,044	$30,215	$30,215
Liabilities	$149	$6,773	$149	$6,773	$219	$4,966
Common stock subject to conversion	$5,802	$5,802	$5,802	$5,802	$5,851	$5,851
Stockholders’ equity	$24,094	$17,470	$24,094	$17,470	$24,145	$19,398
Warranty liability income (expense)	$-	$(1,325)	$-	$552	$-	$2,429
Pre-tax income (loss)	$81	$(1,243)	$175	$727	$297	$2,726
Provision for income taxes	$23	$23	$66	$66	$123	$123
Net income (loss)	$59	$(1,266)	$109	$661	$174	$2,603
Weighted average shares:
Basic	6,520,000	6,520,000	5,549,451	5,549,451	5,794,082	5,794,082
Diluted	6,520,000	6,520,000	5,549,451	14,648,352	5,794,082	15,382,247
Earnings (loss) per share Basic	$0.01	$(0.19)	$0.02	$0.12	$0.03	$0.45
Diluted	$0.01	$0.19)	$0.02	$0.01	$0.03	$0.01

Reclassification

The Company has previously reported the increase or decrease in its warrant liability as part of its operating income or loss. The Company has also previously reported the purchase of treasury bills in its trust account as an investing activity. These amounts have been reclassified in the presentation of prior periods to conform to the current presentation.

2.	ORGANIZATION, BUSINESS OPERATIONS

The Company was incorporated in Delaware on May 19, 2004 as a blank check company whose objective is to acquire or merge with an operating commercial bank or bank holding company. The Company’s initial stockholders’ purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on August 6, 2004.

The registration for the Company’s initial public offering (the “Offering”) of 4,800,000 units was declared effective on February 14, 2005. The Company consummated the Offering on February 18, 2005. The underwriters also exercised their over-allotment option to purchase an additional 720,000 units on February 18, 2005. The Company received proceeds, net of the underwriters’ discount and offering expenses of approximately $29.9 million. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating commercial bank or bank holding company (“Business Combination”). There is no assurance that the Company will be able to successfully affect a Business Combination. Using proceeds from the Offering, the amount of $28,483,200 was placed in an interest bearing trust account (“Trust Fund”) to be held until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.

The Company signed a definitive agreement for the merger with a target business (See Note 10) and submitted the transaction for stockholder approval. In the event that stockholders holding shares issued in the Offering (the “Public Stockholders”) owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering (the “Initial Stockholders”), vote against the Business Combination and exercise their right to convert their shares of common stock into their pro rata portion of the Trust Fund, the Business Combination would not be consummated. On October 26, 2006, the Company held a special meeting of stockholders for the primary purpose of voting on a proposed Business Combination. At that special meeting, the stockholders of the Company did not approve the Business Combination and more than 20% of the Public Stockholders voted against the Business Combination and exercised their conversion rights. As a result, the Business Combination was not consummated. The Company’s certificate of incorporation provides that the officers of the Company shall take all actions necessary to liquidate the Company, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (August 18, 2006), or 24 months from the consummation of the Offering (February 18, 2007) if certain extension criteria have been satisfied. Following the special meeting, the Board of Directors of the Company held a meeting and adopted a resolution to proceed with the liquidation of the Company and submit a plan of liquidation to the stockholders of the Company for approval. In the event of liquidation, the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering as described in Note 3).

3.	PUBLIC OFFERING

On February 18, 2005, the Company sold 4,800,000 units (“Units”) in a public offering, which included granting the underwriters’ an over-allotment option to purchase up to an additional 720,000 Units. On February 18, 2005, the underwriters exercised the entire amount of the option. Each Unit consists of one share of the Company’s common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or February 13, 2006, and expiring February 13, 2010. The Warrants will be redeemable by the Company at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters to purchase 325,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that the exercise price of the Warrants included in the Units will be $6.65 per share. The Warrants will terminate upon the liquidation of the Company.

4.	TREASURY SECURITIES

Treasury securities are classified as trading securities and are carried at fair value, with gains or losses resulting from changes in fair value are recognized currently in earnings.

5.	DEFERRED COMPENSATION

On April 7, 2005, the Company made a restricted stock grant of 40,000 shares to a director. The shares are subject to forfeiture in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (August 18, 2006), or 24 months from the consummation of the Offering (February 18, 2007) if certain extension criteria have been satisfied. The grant was recorded based on the closing price of the Company’s common stock on the date of the grant and was amortized as compensation expense over the period from the date of the grant through the date that is 18 months after consummation of the Offering (August 18, 2006). The Company selected 18 months as the appropriate amortization period because it believed that this was the earliest date that vesting could occur.

6.	WARRANT LIABILITY

The Company has outstanding warrants, which provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), registration of the common stock underlying the Company’s warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation related to the warrants will continue to be reported as a liability until such time that the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability is determined using the trading value of the warrants.

7.	COMMITMENTS

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering. The Company entered into an unsecured promissory note with Coastal Acquisition, LLC on August 4, 2006, pursuant to which Coastal Acquisition, LLC advanced $50,000 to the Company. The Company entered into a second unsecured promissory note with Coastal Acquisition, LLC on October 2, 2006, pursuant to which Coastal Acquisition, LLC advanced an additional $25,000 to the Company. Each of the loans accrues interest at a rate of twelve percent per annum and is payable on the earlier of the consummation of the merger of Intercontinental and Coastal Merger Corp. and October 27, 2006.

8.	COMMON STOCK
At December 31, 2005 and September 30, 2006, 50,000,000 shares of $0.01 par value common stock were authorized and 6,520,000 shares were outstanding. Of the common stock outstanding, 1,103,448 shares are subject to the right by stockholders to convert their shares into cash. The conversion amount per share is determined by dividing the balance in the trust account on the date when the right of conversion occurs by 5,520,000 shares. As of December 31, 2005 and September 30, 2006, the conversion amount would have been $5.30 and $5.48 per share, respectively.

9.	PREFERRED STOCK

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

10.	PROPOSED BUSINESS COMBINATION

On April 5, 2006, the Company and its wholly-owned subsidiary Coastal Merger Corp., a Texas corporation (“Merger Sub”), entered into a definitive Agreement and Plan of Merger with Intercontinental Bank Shares Corporation, a Texas corporation (“Intercontinental”), pursuant to which Merger Sub would merge with and into Intercontinental in a cash-for-stock transaction (the “Merger”). On October 26, 2006, the stockholders of the Company did not approve the Merger at the Company’s special meeting. As a result, the Business Combination was not consummated. Following the special meeting, the Board of Directors of the Company held a meeting and adopted a resolution to proceed with the liquidation of the Company and submit a plan of liquidation to the stockholders of the Company for approval.

ANNEX A

PLAN OF LIQUIDATION
OF
COASTAL BANCSHARES ACQUISITION CORP.
(A DISSOLVED DELAWARE CORPORATION)

This Plan of Liquidation of Coastal Acquisition Corp. (the “Company”) is dated this ____ day of _____________, 2007.

WHEREAS, the dissolution of the Company was duly authorized by its board of directors and stockholders, and the Company was dissolved on ____________, 2007 by the filing of a Certificate of Dissolution with the Office of the Secretary of State of the State of Delaware;

WHEREAS, the Company elects to adopt a plan of distribution pursuant to Section 281(b) of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the Company has paid or otherwise satisfied all claims and obligations of the Company known to the Company, including conditional, contingent, or unmatured contractual claims known to the Company, other than the following:

1.
Fees and expenses in connection with legal, accounting and other services rendered prior to the date hereof, all as shown on the Company’s unaudited interim financial statements at and for the period ending September 30, 2006, and liabilities and obligations incurred or to be incurred after such date to vendors or other persons for services rendered or goods sold, including fees and expenses in connection with legal, accounting and other professional services to be rendered in connection with the dissolution and liquidation of the Company and the winding-up of its business and affairs (“Vendor Obligations”);

2.	Liabilities for federal and state income taxes, and Delaware franchise taxes (“Tax Liabilities”);

3.
Potential liabilities for all or any portion of the amounts claimed by Intercontinental Bank Shares Corporation ("Intercontinental") for claims and related expenses in connection with our stockholders not approving the agreement and plan of merger with Intercontinental (“Termination Liabilities”); and

4.
The Company’s obligations to holders of its common shares issued in its initial public offering (Public Shareholders) to distribute the proceeds of the IPO trust account established in connection with the IPO in connection with the dissolution and liquidation of the Company as provided in the Company’s amended and restated certificate of incorporation and its IPO prospectus;

WHEREAS, there are no pending actions, suits, or proceedings to which the Company is a party, other than that with Intercontinental;

WHEREAS, there are no facts known to the Company, other than with respect to the Termination Liabilities, indicating that claims that have not been made known to the Company or that have not arisen are likely to become known to the Company or to arise within ten years after the date of dissolution; and

WHEREAS, certain holders of common shares of the Company issued prior to its IPO, consisting of certain current members of the Company’s Board of Directors, have reaffirmed, and by their adoption of this Plan such directors do hereby reaffirm, their obligations, given to the Company in connection with its IPO, to indemnify the Company from and against certain liabilities and obligations as set forth in such undertakings, the performance of which indemnification obligations shall fund the Company’s performance of its Vendor Obligations;

NOW THEREFORE, the Company adopts the following Plan of Liquidation, which shall constitute a plan of distribution in accordance with Section 281(b) of the DGCL:

1. PAYMENT OF LIABILITIES AND OBLIGATIONS. The Company shall, as soon as practicable following the adoption of this Plan by the board of directors after the filing of a Certificate of Dissolution of the Company in accordance with Delaware law, (a) pay or provide for the payment in full or in such other amount as shall be agreed upon by the Company and the relevant creditor the Vendor Obligations and (b) pay in full the Tax Liabilities.

2. CONTINGENCY RESERVE; PRO RATA DISTRIBUTION. There being no facts now known to the Company, other than with respect to the Termination Liabilities, suggesting that any unknown claims or obligations of the Company or claims that have not arisen against the Company exist or might arise, the Company shall retain the obligations to the Company referred to in the sixth recital hereof as provision for any and all such claims and obligations. In addition, the Company shall retain an amount equal to $600,000 as additional provision for the Termination Liabilities. If there are insufficient assets to satisfy our known and unknown liabilities, such liabilities shall be paid according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore.

3. AUTHORITY OF OFFICERS AND DIRECTORS. The Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay such persons compensation for their services, provided that no current officer or director of the Company shall receive any compensation for his services as aforesaid, and that any such compensation to such other persons shall be fair and reasonable and consistent with disclosures made to the Company’s stockholders in connection with the adoption of this Plan. Adoption of this Plan by holders of a majority of the voting power represented collectively by the outstanding shares of the Company’s common stock shall constitute the approval of the Company’s stockholders of the Board’s authorization of the payment of any such compensation.

The adoption of the Plan by the holders of the Company’s common stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Section 281(b) of the DGCL; and (iv) to distribute all of the remaining funds of the Company to the holders of the Company’s common stock in complete cancellation or redemption of its stock.

4. CONVERSION OF ASSETS INTO CASH OR OTHER DISTRIBUTABLE FORM. Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate assets and, out of the assets of the Company, to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Sections 1 and 2 above, including all expenses of the sale of assets and of the dissolution and liquidation provided for by this Plan.

5. RECOVERY OF ASSETS. In the event that the Company (or any trustee or receiver for the Company appointed pursuant to Section 279 of the DGCL) shall recover any assets or funds belonging to the Company, such funds shall first be used to satisfy any claims against or obligations of the Company, and to the extent any assets or funds remain thereafter, shall be distributed to the stockholders of the Company in accordance with and subject to the terms of the Company’s amended and restated certificate of incorporation and the DGCL, and further subject to such terms and conditions as the Board of Directors of the Company (or any trustee or receiver for the Company) may deem appropriate; provided, however, that nothing herein shall be deemed to preclude the Company (or any trustee or receiver for the Company) from petitioning any court of competent jurisdiction for instructions as to the proper distribution and allocation of any such assets or funds that may be recovered by or on behalf of the Company.

6. PROFESSIONAL FEES AND EXPENSES. It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company’s officers or members of the Board provided by the Company pursuant to its amended and restated certificate of incorporation and bylaws or the DGCL or otherwise, and may authorize the payment of fees to an accounting firm or firms selected by the Board for services rendered to the Company.

In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

7. INDEMNIFICATION. The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its amended and restated certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder, including, without limitation, directors’ and officers’ liability coverage.

8. LIQUIDATING TRUST. The Board may, but is not required to, establish and distribute assets of the Company to a liquidating trust, which may be established by agreement in form and substance determined by the Board with one or more trustees selected by the Board. In the alternative, the Board may petition a Court of competent jurisdiction for the appointment of one more trustees to conduct the liquidation of the Company, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the trustees shall in general be authorized to take charge of the Company’s property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

9. LIQUIDATING DISTRIBUTIONS. Liquidating distributions shall be made from time to time after the adoption of this Plan to the holders of record, at the close of business on the date of the filing of a Certificate of Dissolution of the Company, of outstanding shares of common stock of the Company, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the complete liquidation of the Company). All determinations as to the time for and the amount of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 281 of the DGCL. As provided in Section 12 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.

10. AMENDMENT OR MODIFICATION OF PLAN. If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify this Plan and all action contemplated thereunder, notwithstanding stockholder approval of this Plan, to the extent permitted by the DGCL; provided, however, that the Company will not amend or modify this Plan under circumstances that would require additional stockholder approval under the DGCL and/or the federal securities laws without complying with such laws.

11. CANCELLATION OF STOCK AND STOCK CERTIFICATES. Following the dissolution of the Company, the Company shall no longer permit or effect transfers of any of its stock, except by will, intestate succession or operation of law.

12. LIQUIDATION UNDER CODE SECTIONS 331 AND 336. It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”). This Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder, including, without limitation, the making of an election under Code Section 336(e), if applicable.

13. FILING OF TAX FORMS. The appropriate officers of the Company are authorized and directed, within 30 days after the effective date of this Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

COASTAL BANCSHARES ACQUISITION CORP.
9821 KATY FREEWAY
SUITE 101
HOUSTON, TEXAS 77024

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF COASTAL ACQUISITION CORPORATION

The undersigned appoints Cary M. Grossman and W. Donald Brunson, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Coastal held of record by the undersigned on January 19, 2007 at the Special Meeting of Stockholders to be held on February 14, 2007, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. COASTAL’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

VOTE BY TELEPHONE OR INTERNET

QUICK *** EASY *** IMMEDIATE

COASTAL BANCSHARES ACQUISITION CORP.

Voting by telephone or Internet is quick, easy and immediate. As a Coastal Bancshares Acquisition Corp. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., central time, on February 13, 2007.

TO VOTE YOUR PROXY BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps.

1.	Read the accompanying proxy statement and Proxy Card.

2.	Go to the Website http://www.proxyvote.com.

3.	Enter your 12-digit Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided. YOUR VOTE IS IMPORTANT! http://www.proxyvote.com!

TO VOTE YOUR PROXY BY PHONE

It’s fast, convenient, and immediate. Follow these four easy steps:

1.	Read the accompanying proxy statement and Proxy Card.

2.	Call the toll-free number (1-800-454-8683)

3.	Enter your 12-digit Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions. YOUR VOTE IS IMPORTANT! Call 1-800-454-8683!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. COASTAL’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN

1.	TO APPROVE THE DISSOLUTION OF THE COMPANY AND THE PLAN OF LIQUIDATION SUBMITTED TO STOCKHOLDERS AT THE SPECIAL MEETING.	☐	☐	☐

2.
TO PERMIT COASTAL’S BOARD OF DIRECTORS OR ITS CHAIRMAN, IN THEIR DISCRETION, TO ADJOURN OR POSTPONE THE SPECIAL MEETING IF NECESSARY FOR FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE ORIGINALLY SCHEDULED TIME OF THE SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSAL.
		☐	☐	☐

	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐
NEW ADDRESS: ______________________________________________

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

SIGNATURE	SIGNATURE	DATE

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.